<edgarSubmission xmlns="http://www.sec.gov/edgar/formc"
<headerData>
<submissionType>C</submissionType>
<filerInfo>
<filer>
<filerCredentials>
<filerCik>0002036985</filerCik>
<filerCcc>XXXXXXXX</filerCcc>
</filerCredentials>
</filer>
<liveTestFlag>LIVE</liveTestFlag>
<flags>
<confirmingCopyFlag>false</confirmingCopyFlag>
<returnCopyFlag>false</returnCopyFlag>
<overrideInternetFlag>false</overrideInternetFlag>
</flags>
</filerInfo>
</headerData>
<formData>
<issuerInformation>
<isAmendment>true</isAmendment>
<natureOfAmendment>Early closing from 6-30-2025to3-31-2025</natureOfAmendment>
<issuerInfo>
<nameOfIssuer>ORANGE PILL APP INC</nameOfIssuer>
<legalStatus>
<legalStatusForm>Corporation</legalStatusForm>
<jurisdictionOrganization>DE</jurisdictionOrganization>
<dateIncorporation>01-04-2023</dateIncorporation>
</legalStatus>
<issuerAddress>
<com:street1>724 11TH STREET</com:street1>
<com:city>SANTA MONICA</com:city>
<com:stateOrCountry>CA</com:stateOrCountry>
<com:zipCode>90402</com:zipCode>
</issuerAddress>
<issuerWebsite>https://www.orangepillapp.com/</issuerWebsite>
</issuerInfo>
<isCoIssuer>N</isCoIssuer>
<companyName>Thunder Funder Portal LLC</companyName>
<commissionCik>0002020094</commissionCik>
<commissionFileNumber>007-00463</commissionFileNumber>
<crdNumber>331569</crdNumber>
</issuerInformation>
<offeringInformation>
<compensationAmount>7.5% of total$amount raised the Offng</compensationAmount>
<financialInterest>No</financialInterest>
<securityOfferedType>Other</securityOfferedType>
<securityOfferedOtherDesc>SimplAgrmntforFutureEquity</securityOfferedOtherDesc>
<noOfSecurityOffered>25000</noOfSecurityOffered>
<price>1.00000</price>
<offeringAmount>25000.00</offeringAmount>
<overSubscriptionAccepted>Y</overSubscriptionAccepted>
<overSubscriptionAllocationType>1stcome1stserv</overSubscriptionAllocationType>
<maximumOfferingAmount>124000.00</maximumOfferingAmount>
<deadlineDate>03-31-2025</deadlineDate>
</offeringInformation>
<annualReportDisclosureRequirements>
<currentEmployees>4.00</currentEmployees>
<totalAssetMostRecentFiscalYear>102002.00</totalAssetMostRecentFiscalYear>
<totalAssetPriorFiscalYear>0.00</totalAssetPriorFiscalYear>
<cashEquiMostRecentFiscalYear>94264.00</cashEquiMostRecentFiscalYear>
<cashEquiPriorFiscalYear>0.00</cashEquiPriorFiscalYear>
<actReceivedMostRecentFiscalYear>0.00</actReceivedMostRecentFiscalYear>
<actReceivedPriorFiscalYear>0.00</actReceivedPriorFiscalYear>
<shortTermDebtMostRecentFiscalYear>0.00</shortTermDebtMostRecentFiscalYear>
<shortTermDebtPriorFiscalYear>0.00</shortTermDebtPriorFiscalYear>
<longTermDebtMostRecentFiscalYear>0.00</longTermDebtMostRecentFiscalYear>
<longTermDebtPriorFiscalYear>0.00</longTermDebtPriorFiscalYear>
<revenueMostRecentFiscalYear>110968.00</revenueMostRecentFiscalYear>
<revenuePriorFiscalYear>0.00</revenuePriorFiscalYear>
<costGoodsSoldMostRecentFiscalYear>9108.00</costGoodsSoldMostRecentFiscalYear>
<costGoodsSoldPriorFiscalYear>0.00</costGoodsSoldPriorFiscalYear>
<taxPaidMostRecentFiscalYear>0.00</taxPaidMostRecentFiscalYear>
<taxPaidPriorFiscalYear>0.00</taxPaidPriorFiscalYear>
<netIncomeMostRecentFiscalYear>-60778.00</netIncomeMostRecentFiscalYear>
<netIncomePriorFiscalYear>0.00</netIncomePriorFiscalYear>
<issueJurisdictionSecuritiesOffering>AL</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>AK</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>AZ</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>AR</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>CA</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>CO</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>CT</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>DE</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>DC</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>FL</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>GA</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>HI</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>ID</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>IL</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>IN</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>IA</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>KS</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>KY</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>LA</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>ME</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>MD</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>MA</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>MI</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>MN</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>MS</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>MO</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>MT</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>NE</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>NV</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>NH</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>NJ</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>NM</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>NY</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>NC</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>ND</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>OH</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>OK</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>OR</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>PA</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>PR</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>RI</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>SC</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>SD</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>TN</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>TX</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>UT</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>VT</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>VA</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>WA</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>WV</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>WI</issueJurisdictionSecuritiesOffering>
<issueJurisdictionSecuritiesOffering>WY</issueJurisdictionSecuritiesOffering>
</annualReportDisclosureRequirements>
<signatureInfo>
<issuerSignature>
<issuer>ORANGE PILL APP INC</issuer>
<issuerSignature>/S/ Matteo Pellegrini</issuerSignature>
<issuerTitle>CEO</issuerTitle>
</issuerSignature>
<signaturePersons>
<signaturePerson>
<personSignature>/S/ Matteo Pellegrini</personSignature>
<personTitle>CEO</personTitle>
<signatureDate>02-20-2025</signatureDate>
</signaturePerson>
</signaturePersons>
</signatureInfo>
</formData>
</edgarSubmission>